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                               FIRST AMENDMENT OF
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 1, 1999, is by and among BASIN EXPLORATION, INC., a Delaware corporation ("Borrower"), U.S. BANK NATIONAL ASSOCIATION f/k/a COLORADO NATIONAL BANK ("USB"), UNION BANK OF CALIFORNIA, N.A. ("Union"), and NATIONSBANK, N.A. f/k/a NATIONSBANK OF TEXAS, N.A. ("NBT"), in its capacity as a Lender and as Agent for Lenders. USB, Union and NBT are herein collectively referred to as "Lenders."

                                    RECITALS

         A. Borrower and Lenders entered into an Amended and Restated Credit Agreement dated as of January 1, 1999 (the "Credit Agreement"), in order to set forth the terms upon which Lenders would make loans to Borrower and issue letters of credit at the request of Borrower and by which such loans and letters of credit would be governed. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

         B. The parties hereto wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. CREDIT AGREEMENT. Effective as of the date of this Amendment, the Credit Agreement shall be, and hereby is, amended as follows:

              (a) The definition of "Borrowing Base (Supplemental)" in
Section 1.1 on page 3 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

               BORROWING BASE (SUPPLEMENTAL) means that portion of the Borrowing Base attributable to Facility B, which shall be: (a) at any time prior to July 1, 1999, the supplemental loan value attributable to the Borrowing Base Properties, as determined by Lenders in their sole and absolute discretion, in accordance with the procedures for supplemental oil and gas borrowing base loans set forth in Section 3.2 below; and (b) at any time on or after July 1, 1999, zero.

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               (b) The definition of "Commitment Expiration Date (Facility
B)" in Section 1.1 on page 4 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

               "COMMITMENT EXPIRATION DATE (FACILITY B)" means the date after which no further Advances under Facility B are to be made hereunder, which shall be the close of business on June 30, 1999.

               (c) Section 3.2(a) on page 26 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                   (a) regular semi-annual determinations, as of approximately April 1 and October 1 of each year;

              2. LOAN DOCUMENT. All references in any document to the Credit Agreement shall refer to the Credit Agreement, as amended and supplemented pursuant to this Amendment.

              3. CONDITIONS PRECEDENT. The obligations of the parties under this Amendment are subject, at the option of Lenders, to the prior satisfaction of the condition that Borrower shall have executed and/or delivered, or caused to have been executed and/or delivered, to or for the benefit of Lenders, the following (all documents to be satisfactory in form and substance to Lenders):

              (a) This Amendment.

              (b) Such certificates of officers of Borrower as may be required by Lenders.

              (c) Any and all other Loan Documents required by Lenders, including without limitation any and all Security Documents required by Lenders.

              4. REPRESENTATIONS AND WARRANTIES. Borrower hereby certifies to Lenders that as of the date of (and after giving effect to) this Amendment, except as heretofore disclosed to and waived by Lenders: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

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              5. CONTINUATION OF THE CREDIT AGREEMENT. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement, the terms of this Amendment shall control. Borrower hereby ratifies, confirms and adopts the Credit Agreement, as amended hereby.

              6. EXPENSES. Borrower shall pay all reasonable expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all reasonable fees and reasonable expenses of Lenders' attorneys and all recording and filing fees, charges and expenses.

              7. MISCELLANEOUS. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of this Amendment and any and all documents to be delivered in connection herewith by any party may be effected, without limitation, by faxing a signed counterpart of this Amendment to NBT (any party that effects delivery in such manner hereby agreeing to transmit promptly to NBT an actual signed counterpart).

              EXECUTED as of the date first above written.


                                       BASIN EXPLORATION, INC.


                                       By:
                                          --------------------------------
                                          Vice President/Chief Financial Officer



                                       NATIONSBANK, N.A. f/k/a NATIONSBANK
                                       OF TEXAS, N.A., in its capacity as
                                       Lender and as Agent for Lenders


                                       By:
                                          --------------------------------
                                          Managing Director



                                       U.S. BANK NATIONAL ASSOCIATION f/k/a
                                       COLORADO NATIONAL BANK


                                       By:
                                          --------------------------------
                                          Vice President


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                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          --------------------------------
                                          Vice President

                                       By:
                                          --------------------------------
                                          Senior Vice President


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